EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Karbon-X Corp. (the "Company") on Form 10-K for the fiscal year ended May 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Chad Clovis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

September 13, 2024

By:	/s/ Chad Clovis
Chad Clovis Chief Executive Officer (Principal Executive Officer)